                                                                       EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT


           The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

           The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                                   * * * * * *

           IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth opposite their name.

Date: February 11, 2002

DRESDNER KLEINWORT BENSON
PRIVATE EQUITY PARTNERS LP

By: Dresdner Kleinwort Capital LLC
Its: General Partner

By:  /s/ Richard Wolf                        By:  /s/ Alexander P. Coleman
    -----------------------------------          -----------------------------
Name: Richard Wolf                           Name: Alexander P. Coleman
Title:  Managing Partner                     Title: Managing Partner

DRESDNER KLEINWORT CAPITAL LLC

By:  /s/ Richard Wolf                        By: /s/ Alexander P. Coleman
    -----------------------------------          -----------------------------
Name: Richard Wolf                           Name:  Alexander P. Coleman
Title: Managing Partner                      Title: Managing Partner

KLEINWORT BENSON (USA) INC.

By:  /s/ Christopher Wright                  By:  /s/ Jerome S. Pilpel
    -----------------------------------          -----------------------------
Name: Christopher Wright                     Name: Jerome S. Pilpel
Title: Managing Partner                      Title: Secretary/Sr. Vice President

DRESDNER KLEINWORT HOLDINGS INC.

By:   /s/ Christopher Wright                 By:  /s/ John Walker
    -----------------------------------          -----------------------------
Name: Christopher Wright                     Name: John Walker
Title: Managing Partner                      Title: Managing Partner

INVERESK STOCKHOLDERS LTD.

By:  /s/ P.L. Longcroft
    -----------------------------------
Name: P.L. Longcroft
Title: Director

DRESDNER KLEINWORT WASSERSTEIN
LIMITED

By:  /s/ P.L. Longcroft                      By:  /s/ S.J. Lowe
    -----------------------------------          -----------------------------
Name: P.L. Longcroft                         Name: S.J. Lowe
Title: Secretary                             Title: Director

DRESDNER KLEINWORT
WASSERSTEIN GROUP LIMITED

By:  /s/ P.L. Longcroft                      By:  /s/ S.J. Lowe
    -----------------------------------          -----------------------------
Name: P.L. Longcroft                         Name: S.J. Lowe
Title: Director/Secretary                    Title: Director

DRESDNER INVESTMENTS (UK) LIMITED

By:  /s/ S.J. Lowe
    -----------------------------------
Name: S.J. Lowe
Title: Director/Secretary

ZENON BETEILIGUNGSGESELLSCHAFT MBH

By:  /s/ Wolfgang Kolb                       By:  /s/ Edgar Pirscher
    -----------------------------------          -----------------------------
Name: Wolfgang Kolb                          Name: Edgar Pirscher
Title: Managing Director                     Title: Manager

DRESDNER BANK AG

By:  /s/ Gert Juergen Mueller                By:  /s/ Horst Oechsler
    -----------------------------------          -----------------------------
Name: Gert Juergen Mueller                   Name: Horst Oechsler
Title: General Manager                       Title: Managing Director

ALLIANZ AG

By:  /s/ Dr. Peter Hemeling                  By:  /s/ Matthias Seewald
    -----------------------------------          -----------------------------
Name: Dr. Peter Hemeling                     Name: Matthias Seewald
Title: Prokurist                             Title: Prokurist

                                                                      SCHEDULE A



                              DIRECTORS & OFFICERS

                         DRESDNER KLEINWORT CAPITAL LLC

                             AS OF JANUARY 23, 2002

NAME                      EMPLOYMENT                                ADDRESS                       TITLE
----                      ----------                                -------                       -----
Christopher WRIGHT        Dresdner Kleinwort Capital LLC            75 Wall Street                Authorized Manager
                                                                    New York, NY 10005
Jonathan WALKER           Dresdner Kleinwort Capital LLC            75 Wall Street                Authorized Manager
                                                                    New York, NY 10005
Alexander COLEMAN         Dresdner Kleinwort Capital LLC            75 Wall Street                Authorized Manager
                                                                    New York, NY 10005
Richard WOLF              Dresdner Kleinwort Capital LLC            75 Wall Street                Authorized Manager
                                                                    New York, NY 10005

                                                                      SCHEDULE A

                              DIRECTORS & OFFICERS

                        DRESDNER KLEINWORT HOLDINGS INC.

                             AS OF JANUARY 23, 2002

NAME                      EMPLOYMENT                                ADDRESS                         TITLE
----                      ----------                                -------                         -----
Christopher WRIGHT        Dresdner Kleinwort Holdings Inc.          75 Wall Street                  Director and President
                                                                    New York, NY 10005
Jonathan WALKER           Dresdner Kleinwort Holdings Inc.          75 Wall Street                  Director and Senior Vice
                                                                    New York, NY 10005              President
Jerome PILPEL             Dresdner Kleinwort Holdings Inc.          75 Wall Street                  Secretary and Senior Vice
                                                                    New York, NY 10005              President
Francis HARTE             Dresdner Kleinwort Holdings Inc.          75 Wall Street                  Chief Financial Officer
                                                                    New York, NY 10005

                                                                      SCHEDULE A
                              DIRECTORS & OFFICERS

                           KLEINWORT BENSON (USA) INC.

                             AS OF JANUARY 23, 2002

NAME                      EMPLOYMENT                                ADDRESS                         TITLE
----                      ----------                                -------                         -----
Christopher WRIGHT        Kleinwort Benson (USA) Inc.               75 Wall Street                   Director and President
                                                                    New York, NY 10005
Jonathan WALKER           Kleinwort Benson (USA) Inc.               75 Wall Street                   Director and Senior Vice
                                                                    New York, NY 10005               President
Jerome PILPEL             Kleinwort Benson (USA) Inc.               75 Wall Street                   Secretary and Senior Vice
                                                                    New York, NY 10005               President
Francis HARTE             Kleinwort Benson (USA) Inc.               75 Wall Street                   Chief Financial Officer
                                                                    New York, NY 10005
Anne WEISS                Kleinwort Benson (USA) Inc.               75 Wall Street                   Vice President
                                                                    New York, NY 10005

                                                                      SCHEDULE A

                              DIRECTORS & OFFICERS
                     DRESDNER KLEINWORT WASSERSTEIN LIMITED
                      (FORMERLY KLEINWORT BENSON LIMITED )
                             AS OF JANUARY 23, 2002


NAME                            EMPLOYMENT                                ADDRESS                 CITIZENSHIP      POSITION
----                            ----------                                -------                 -----------     ---------
Manjit BOUAL                    Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Director
                                                                          London EC3P 3DB
Peter Leonard LONGCROFT         Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Secretary
                                                                          London EC3P 3DB
Edward Daniel MACDONALD         Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Director
                                                                          London EC3P 3DB
Malcolm Francis WILLIAMS        Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Director
                                                                          London EC3P 3DB
Patrick Joseph DALEY            Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Director
                                                                          London EC3P 3DB
Alun Pichaya BRANIGAN           Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Director
                                                                          London EC3P 3DB
Stephen John BROOKS             Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Director
                                                                          London EC3P 3DB
Achilles Othon MACRIS           Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street        USA           Director
                                                                          London EC3P 3DB
Robert Edward MURDIN            Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Alternate
                                                                          London EC3P 3DB                          Director
Stephen John LOWE               Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Director
                                                                          London EC3P 3DB
Keith Roy PALMER                Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Director
                                                                          London EC3P 3DB
Andrew Julian PISKER            Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Director
                                                                          London EC3P 3DB
Timothy Anthony SHACKLOCK       Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        CHAIRMAN
                                                                          London EC3P 3DB
Alan Colin Drake YARROW         Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street       British        Deputy
                                                                          London EC3P 3DB                          Chairman

                                                                      SCHEDULE A

                              DIRECTORS & OFFICERS

                    DRESDNER KLEINWORT WASSERSTEIN GROUP LTD
                   ( FORMERLY KLEINWORT BENSON GROUP LIMITED )
                             AS OF JANUARY 23, 2002

NAME                            EMPLOYMENT                                ADDRESS                 CITIZENSHIP      POSITION
----                            ----------                                -------                 -----------     ---------
Stephen John BROOKS             Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      British         Director
                                                                          London EC3P 3DB
Mark Ian MACLEOD                Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      British         Director
                                                                          London EC3P 3DB
Peter Leonard LONGCROFT         Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      British         Director
                                                                          London EC3P 3DB                          & Secretary
Stephen John LOWE               Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      British         Director
                                                                          London EC3P 3DB

                                                                      SCHEDULE A

                              DIRECTORS & OFFICERS

                        DRESDNER INVESTMENTS (UK) LIMITED

                             AS OF JANUARY 23, 2002

NAME                            EMPLOYMENT                                ADDRESS                 CITIZENSHIP      POSITION
----                            ----------                                -------                 -----------     ---------
Stephen John LOWE               Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      British         Director
                                                                          London EC3P 3DB                          & Secretary
Achilles Othon MACRIS           Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      USA             Director
                                                                          London EC3P 3DB
John Howard PATTINSON           Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      German          Director
                                                                          London EC3P 3DB

                                                                      SCHEDULE A


                              DIRECTORS & OFFICERS

                          INVERESK STOCKHOLDERS LIMITED

                             AS OF JANUARY 23, 2002

NAME                            EMPLOYMENT                                ADDRESS                 CITIZENSHIP      POSITION
----                            ----------                                -------                 -----------     ---------
Stephen John Brooks             Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      British         Director
                                                                          London EC3P 3DB
Peter Leonard Longcroft         Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      British         Director
                                                                          London EC3P 3DB                          & Secretary
Michelle Amey                   Dresdner Kleinwort Wasserstein Limited    20 Fenchurch Street      British         Secretary
                                                                          London EC3P 3DB

                                                                      SCHEDULE A

                              DIRECTORS & OFFICERS

                       ZENON BETEILIGUNGSGESELLSCHAFT GMBH

                             AS OF JANUARY 23, 2002

NAME                            EMPLOYMENT                 ADDRESS                        CITIZENSHIP      POSITION
----                            ----------                 -------                        -----------     ---------
Wolfgang Kolb                   Dresdner Bank AG           Juergen-Ponto-Platz 1           German          Director
                                                           D-60301 Frankfurt am Main
                                                           Germany
Dr. Manfred Schaudwet           Dresdner Bank AG           Juergen-Ponto-Platz 1           German          Director
                                                           D-60301 Frankfurt am Main
                                                           Germany

                                                                      SCHEDULE A


                        MEMBERS OF THE SUPERVISORY BOARD

                                DRESDNER BANK AG

                             AS OF JANUARY 23, 2002

NAME                             EMPLOYMENT                       ADDRESS                      CITIZENSHIP      POSITION
----                             ----------                       -------                      -----------     ---------
Dr. jur. Henning Schulte-Noelle  Allianz AG                        Koeniginstrasse 28             German         Chairman of the
                                                                   80802 Munich                                  Board of Managing
                                                                   Germany                                       Directors

Dipl.-Kfm. Uwe Plucinski         Dresdner Bank AG                  Jungfernstieg 22               German         Deputy Chairman
                                                                   20349 Hamburg                                 of the Supervisory
                                                                   Germany                                       Board

Reinhard Droenner                Federal Executive Board of        Hildesheimer Strasse 17        German         Head of Section
                                 Trade Union DAG                   30169 Hannover                                Banks and Savings
                                                                   Germany                                       Banks

Claudia Eggert-Lehmann           Dresdner Bank AG                  Postfach 41 41                 German         Member of the
                                                                   58041 Hagen                                   Supervisory Board
                                                                   Germany

Bernhard Enseling                Dresdner Bank AG                  Kaiserstrasse 48, 2. OG        German         Member of the
                                                                   60301 Frankfurt am Main                       Supervisory Board
                                                                   Germany

Dr. Martin Fruehauf              Aventis SA                        Postfach 80 03 20              German         Deputy Chairman of
                                                                   65926 Frankfurt am Main                       the Supervisory
                                                                   Germany                                       Board

Peter Haimerl                    Dresdner Bank AG                  Promenadeplatz 7               German         Member of the
                                                                   80273 Munich                                  Supervisory Board
                                                                   Germany

Manfred Karsten                  Oldenburgische Landesbank AG      Bahnhofstrasse 2               German         Member of the
                                                                   26122 Oldenburg                               Supervisory Board
                                                                   Germany

Ainis Kibermanis                 Dresdner Bank AG                  Taunusstrasse 40-42, 1. OG     German         Member of the
                                                                   60329 Frankfurt am Main                       Supervisory Board
                                                                   Germany

Bernd Kriegeskorte               Dresdner Bank AG                  Promenadeplatz 7               German         Member of the
                                                                   80273 Munich                                  Supervisory Board
                                                                   Germany

                                                                      SCHEDULE A

Dr. rer. pol. Heinz Kriwet       Thyssen Krupp AG                  August-Thyssen-Strasse 1       German         Member of the
                                                                   40211 Duesseldorf                             Supervisory Board
                                                                   Germany

Prof. Dr. Edward G. Krubasik     Siemens AG                        Wittelsbacherplatz 2           German         Member of the
                                                                   80312 Munich                                  Managing Board of
                                                                   Germany                                       Directors

Dr. Dietmar Kuhnt                RWE AG                            Postfach 10 30 61              German         Chairman of the
                                                                   45030 Essen                                   Managing Board
                                                                   Germany                                       of Directors

Michel Pebereau                  BNP Paribas S.A.                  16, Boulevard des Italiens     French         President, General
                                                                   F-75450 Paris                                 Director
                                                                   France

Stefan Quandt                    DELTON AG                         Seedammweg 55                  German         Chairman of the
                                                                   61352 Bad Homburg                             Supervisory Board
                                                                   Germany

Sultan Salam                     Dresdner Bank AG                  Kaiserstrasse 63, 7. OG        German         Member of the
                                                                   60329 Frankfurt am Main                       Supervisory Board
                                                                   Germany

Dr. Hans-Juergen Schinzler       Muenchener                        Koeniginstrasse 107            German         Chairman of the
                                 Rueckversicherungs-Gesellschaft   80802 Munich                                  Board of Managing
                                                                   Germany                                       Directors

Uwe Spitzbarth                   ver.di Vereinte                   Potsdamer Platz 10             German         Head of Section
                                 Dienstleistungsgewerkschaft       10785 Berlin                                  Banks and Savings
                                                                   Germany                                       Banks

Dr. Alfons Titzrath              Dresdner Bank AG                  Koenigsallee 37                German         Member of the
                                                                   40002 Duesseldorf                             Supervisory Board
                                                                   Germany

Dr. Bernd W. Voss                Dresdner Bank AG                  Gallusanlage 8                 German         Member of the
                                                                   60301 Frankfurt am Main                       Supervisory Board
                                                                   Germany

                                                                      SCHEDULE A

                   MEMBERS OF THE BOARD OF MANAGING DIRECTORS

                                DRESDNER BANK AG

                             AS OF JANUARY 23, 2002

NAME                       EMPLOYMENT           ADDRESS                      CITIZENSHIP      POSITION
----                       ----------           -------                      -----------     ---------
Prof. Dr. Bernd Fahrholz   Dresdner Bank AG     Juergen-Ponto-Platz 1         German          Chairman of the Board of
                                                60301 Frankfurt am Main                       Managing Directors
                                                Germany
Leonhard H. Fischer        Dresdner Bank AG     Juergen-Ponto-Platz 1         German          Member of the Board of
                                                60301 Frankfurt am Main                       Managing Directors
                                                Germany
Klaus-Michael Geiger       Dresdner Bank AG     Juergen-Ponto-Platz 1         German          Member of the Board of
                                                60301 Frankfurt am Main                       Managing Directors
                                                Germany
Dr. Andreas Georgi         Dresdner Bank AG     Juergen-Ponto-Platz 1         German          Member of the Board of
                                                60301 Frankfurt am Main                       Managing Directors
                                                Germany
Heinrich Karl Linz         Dresdner Bank AG     Juergen-Ponto-Platz 1         German          Member of the Board of
                                                60301 Frankfurt am Main                       Managing Directors
                                                Germany
Joachim Maedler            Dresdner Bank AG     Juergen-Ponto-Platz 1         German          Member of the Board of
                                                60301 Frankfurt am Main                       Managing Directors
                                                Germany
Dr. Horst Mueller          Dresdner Bank AG     Juergen-Ponto-Platz 1         German          Member of the Board of
                                                60301 Frankfurt am Main                       Managing Directors
                                                Germany

                                                                      SCHEDULE A


                            SUPERVISORY BOARD MEMBERS

                                   ALLIANZ AG

                             AS OF JANUARY 23, 2002

NAME                       EMPLOYMENT                          ADDRESS                          CITIZENSHIP      POSITION
----                       ----------                          -------                          -----------     ---------
Dr. Klaus Liesen            Ruhrgas AG                         Huttropstrasse 60                  German         Chairman of the
                                                               45138 Essen                                       Supervisory Board
                                                               Germany

Frank Ley                   Allianz                            Reinsburgstrasse 19                German         Deputy Chairman of
                            Lebensversicherungs-AG             70178 Stuttgart                                   the Supervisory
                                                               Germany                                           Board

Dr. Alfons Titzrath         Dresdner Bank AG                   Koenigsallee 37                    German         Member of the
                                                               40212 Duesseldorf                                 Supervisory Board
                                                               Germany

Dr. Diethart Breipohl       Allianz AG                         Koeniginstrassse 28                German         Former Member of
                                                               80802 Muenchen                                    the Board of
                                                               Germany                                           Management

Bertrand Collomb            Lafarge                            61, rue des Belles Feuilles        French         President,
                                                               F-75782 Paris Cedex 16                            Managing Director
                                                               France

Dr. Gerhard Cromme          ThyssenKrupp AG                    August-Thyssen-Strasse 1           German         Chairman of the
                                                               40211 Duesseldorf                                 Supervisory Board
                                                               Germany

Juergen Dormann             Aventis S.A.                       Aventis S.A.                       German         Chairman of the
                                                               F-67917 Strasbourg, Cedex 9                       Board of Management
                                                               France

Dr. Albrecht Schmidt        Bayerische Hypo-                   Am Tucherpark 16                   German         Speaker of the
                            und Vereinsbank AG                 80538 Muenchen                                    Board of Management
                                                               Germany

Dr. Manfred Schneider       Bayer AG                           Bayerhaus                          German         Chairman of the
                                                               51368 Leverkusen                                  Board of Management
                                                               Germany

Dr.-Ing. Hermann Scholl     Robert Bosch GmbH                  Robert-Bosch-Platz 1               German         Chairman
                                                               70839 Gerlingen-Schillerhoehe

                                                                      SCHEDULE A

                                                               Germany

Juergen E. Schrempp         DaimlerChrysler AG                 Epplestrasse 225                   German         Chairman of the
                                                               70567 Stuttgart                                   Board of Management
                                                               Germany

Norbert Blix                Allianz Versicherungs-AG           Grosser Burstah 3                  German         Member of the
                                                               20457 Hamburg                                     Supervisory Board
                                                               Germany

Hinrich Feddersen           Vereinte Dienstleistungs           Potsdamer Platz 10                 German         Member of the
                            -gewerkschaft - ver.di             10785 Berlin                                      Federal Board of
                                                               Germany                                           Trade Union

Peter Haimerl               Dresdner Bank AG                   Promenadenplatz 7                  German         Chairman of the
                                                               80273 Muenchen                                    Labor Council
                                                               Germany

Prof. Dr. Rudolf Hickel     Institut fuer Arbeit und           Parkallee 39                       German         Professor
                            Wirtschaft der                     28209 Bremen
                            Universitaet Bremen                Germany

Horst Meyer                 Hermes Kreditversicherungs-AG      Friedensallee 254                  German         Chairman of the
                                                               22763 Hamburg                                     Labor Council
                                                               Germany

Uwe Plucinski               Dresdner Bank AG                   Dresdner Bank AG                   German         Deputy Chairman
                                                               20349 Hamburg                                     of the Supervisory
                                                               Germany                                           Board

Reinhold Pohl               Allianz Lebensversicherungs-AG     Harvestehuder Weg 36 d             German         Member of the
                                                               20149 Hamburg                                     Supervisory Board
                                                               Germany

Roswitha Schiemann          Allianz Versicherungs-AG           Albertinenstrasse 01               German         Managing Director,
                                                               13086 Berlin                                      Filialdirektion
                                                               Germany                                           Berlin-Brandenburg
                                                                                                                 Nord/Ost

Joerg Thau                  Vereinte Krankenversicherung       Raum 2 3 27                        German         Member of the
                                                               Heiliger Weg 76-78                                Supervisory Board
                                                               44141 Dortmund
                                                               Germany

                                                                      SCHEDULE A

                       MEMBERS OF THE BOARD OF MANAGEMENT

                                   ALLIANZ AG

                             AS OF JANUARY 23, 2002

NAME                           EMPLOYMENT            ADDRESS                          CITIZENSHIP      POSITION
----                           ----------            -------                          -----------     ---------
Dr. Henning Schulte-Noelle      Allianz AG           Koeniginstrasse 28                German          Chairman of the Board
                                                     80802 Munich                                      of Management
                                                     Germany
Dr. Bernd Fahrholz              Allianz AG           Juergen-Ponto-Platz 1             German          Deputy Chairman of the Board
                                                     60301 Frankfurt am Main                           of Management
                                                     Germany
Dr. Paul Achleitner             Allianz AG           Koeniginstrasse 28                German          Member of the Board
                                                     80802 Munich                                      of Management
                                                     Germany
Detlev Bremkamp                 Allianz AG           Koeniginstrasse 28                German          Member of the Board
                                                     80802 Munich                                      of Management
                                                     Germany
Michael Diekmann                Allianz AG           Koeniginstrasse 28                German          Member of the Board
                                                     80802 Munich                                      of Management
                                                     Germany
Dr. Joachim Faber               Allianz AG           Koeniginstrasse 28                German          Member of the Board
                                                     80802 Munich                                      of Management
                                                     Germany
Dr. Reiner Hagemann             Allianz AG           Koeniginstrasse 28                German          Member of the Board
                                                     80802 Munich                                      of Management
                                                     Germany
Dr. Helmut Perlet               Allianz AG           Koeniginstrasse 28                German          Member of the Board
                                                     80802 Munich                                      of Management
                                                     Germany
Dr. Gerhard Rupprecht           Allianz AG           Reinsburgstrasse 19               German          Member of the Board
                                                     70178 Stuttgart                                   of Management
                                                     Germany
Dr. Werner Zedelius             Allianz AG           Koeniginstrasse 28                German          Member of the Board
                                                     80802 Munich                                      of Management
                                                     Germany

                                                                      SCHEDULE A

Leonhard H. Fischer             Allianz AG           Juergen-Ponto-Platz 1             German          Member of the Board
                                                     60301 Frankfurt am Main                           of Management
                                                     Germany
Dr. Horst Mueller               Allianz AG           Juergen-Ponto-Platz 1             German          Member of the Board
                                                     60301 Frankfurt am Main                           of Management
                                                     Germany